SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2002

SAFLINK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20270	95-4346070
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 NE 1st Street Suite B-304 Bellevue, Washington 98005-3032
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 278-1100

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Shareholder Letter, dated November 29, 2002

Item 9.    Regulation FD Disclosure.

On December 4, 2002, SAFLINK Corporation (the “Company”) mailed a letter, dated November 29, 2002, to its shareholders (the “Shareholder Letter”) containing a brief review of the Company’s historical operations, its current activities, and its strategic goals for the next several quarters. The Shareholder Letter is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFLINK Corporation

December 9, 2002	By:	/s/ GLENN ARGENBRIGHT
Glenn Argenbright President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Shareholder Letter, dated November 29, 2002

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